UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2010

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement

As reported on its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission, on January 29, 2010, The Carphone Warehouse Group PLC (“CPW”) announced its proposal to demerge and separate CPW into two new holding companies to be listed on the London Stock Exchange: TalkTalk Telecom Group PLC, which will be the holding company for the fixed line voice and broadband telecommunications business, and New Carphone Warehouse Group PLC (“New Carphone Warehouse”), which includes CPW’s 50% ownership interest in Best Buy Europe Distributions Limited (“Best Buy Europe”). Best Buy Europe was formed on June 30, 2008, as a venture, which is 50% owned by Best Buy Co., Inc. (“Best Buy” or the “registrant”) and 50% owned by CPW.  The net assets of the New Carphone Warehouse listed company (renamed Carphone Warehouse Group PLC) will be primarily comprised of the 50% ownership interest in Best Buy Europe.

On March 25, 2010, all conditions to affecting the demerger and associated transactions were consummated with secondary listing trading of New Carphone Warehouse shares on the London Stock Exchange commencing on March 29, 2010.  In addition, the sale and purchase and shareholder agreements between CPW and the registrant governing the Best Buy Europe venture, previously filed by the registrant on a Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 13, 2008, in respect of the sale and purchase agreement, and July 3, 2008, in respect of the shareholder agreement, were assigned from CPW to New Carphone Warehouse.  The registrant and CPW also agreed to conforming amendments to the shareholder agreement and related agreements between the parties in order to enable the demerger and associated transactions. The amended agreements are attached hereto as Exhibit No. 4.1 and incorporated herein by reference.

Some of the matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and its management.  The registrant’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the registrant’s filings with the SEC.

ITEM 9.01           Exhibits.

(d) The following exhibits are filed, as described below, as exhibits to this report.

Number	Description
4.1

Amendment Agreement (filed pursuant to Item 1.01) to the Shareholders Agreement, dated June 30, 2008, as amended July 29, 2009, between The Carphone Warehouse Group PLC; CPW Retail Holdings Limited; Best Buy Co., Inc.; Best Buy Distributions Limited; and New Carphone Warehouse Group PLC AND Deed of Novation and Assignment (filed pursuant to Item 1.01) of a sale and purchase agreement dated May 7, 2008, as amended on June 30, 2008, a consortium relief agreement dated June 30, 2008 and a letter of support dated January 28, 2010, between The Carphone Warehouse Group PLC; CPW Retail Holdings Limited; Best Buy Co., Inc.; Best Buy Distributions Limited; New Carphone Warehouse Group PLC; and Best Buy Europe Distributions Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: March 31, 2010	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer